EXHIBIT 10.2

Dated March 1 2017

AmTrust Corporate Capital Limited AmTrust Corporate Member Limited AmTrust Corporate Member Two Limited ANV Corporate Name Limited as Corporate Members
- and -
AmTrust International Insurance, Ltd. as Account Party
- and -
AmTrust Financial Services, Inc. as Guarantor
- and -
The Banks and Financial Institutions Listed in Schedule 1 of the Amended Facility Agreement as Original Banks
- and -
ING Bank N.V., London Branch, The Bank of Nova Scotia, London Branch and Bank of Montreal, London Branch as Mandated Lead Arrangers
- and -
ING Bank N.V., London Branch as Bookrunner, Agent, Issuing Bank and Security
Trustee

Second Amendment Agreement Relating to a Credit Facility Agreement

Matter ref 1M1209/001503
Hogan Lovells International LLP
Atlantic House, Holborn Viaduct, London EC1A 2FG

THIS AGREEMENT dated March 1, 2017 is made
BETWEEN:

(1)	AMTRUST CORPORATE CAPITAL LIMITED, a company incorporated in England under registered number 08128684 whose registered office is at 2 Minster Court, Mincing Lane, London EC3R 7BB ("ACCL");

(2)	AMTRUST CORPORATE MEMBER LIMITED, a company incorporated in England under registered number 03621278 whose registered office is at 1 Great Tower Street, London EC3R 5AA ("ACML");

(3)	AMTRUST CORPORATE MEMBER TWO LIMITED, a company incorporated in England under registered number 05264527 whose registered office is at 1 Great Tower Street, London EC3R 5AA ("ACM2L");

(4)	ANV CORPORATE NAME LIMITED, a company incorporated in England under registered number 06705037 whose registered office is at 4th floor, 1 Minster Court, Mincing Lane, London EC3R 7AA ("ANV");

(5)
AMTRUST INTERNATIONAL INSURANCE, LTD., a company incorporated in Bermuda under registered number 9551 whose registered office is at 7 Reid Street, Suite 400, Hamilton HM11, Bermuda (the "Account Party");

(6)	AMTRUST FINANCIAL SERVICES, INC., a corporation organised under the laws of Delaware whose registered office is at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 (the "Guarantor");

(7)	THE BANKS AND FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT (the "Original Banks");

(8)	ING BANK N.V., LONDON BRANCH, as Bookrunner;

(9)	ING BANK N.V., LONDON BRANCH, THE BANK OF NOVA SCOTIA, LONDON BRANCH AND BANK OF MONTREAL, LONDON BRANCH as Mandated Lead Arrangers (the "Lead Arrangers");

(10)	ING BANK N.V., LONDON BRANCH, as Agent;

(11)	ING BANK N.V., LONDON BRANCH, as Issuing Bank; and

(12)	ING BANK N.V., LONDON BRANCH, as Security Trustee.
WHEREAS

(A)
By a letter of credit facility agreement dated 26 November 2013, as amended and restated from time to time and most recently on 3 November 2016 and further amended on 22 December 2016 (the "Facility Agreement") and made between the Parties, the Banks agreed to provide a letter of credit facility of up to £515,000,000 to provide Funds at Lloyd's on behalf of the Corporate Members to support their underwriting at Lloyd's of London.

(B)
The Parties now wish to amend the Facility Agreement in accordance with the terms of this Agreement in order to (i) increase the amount of additional unsecured Indebtedness permitted under Clause 14.2(s)(xxxii) of the Facility Agreement from $200,000,000 to $350,000,000; and (ii) reflect the fact that any such Indebtedness in excess of $250,000,000 incurred by any Subsidiary as an account party in respect of letters of credit will count towards the Consolidated Leverage Ratio.

IT IS AGREED

1.	DEFINITIONS AND INTERPRETATION

1.1	Words and expressions defined in the Facility Agreement have the same meaning in this Agreement unless otherwise defined herein.

1.2	In this Agreement:
"Amendment Effective Date" means 1 March 2017;
"Amended Facility Agreement" means the Facility Agreement as amended by this Agreement;
"Facility Agreement" has the meaning given in Recital (A) above; and
"Party" means each party to this Agreement.

1.3	The provisions of Clauses 1.2 to 1.9 of the Amended Facility Agreement shall apply to this Agreement as if references therein to "this Agreement" were references to this Agreement.

1.4	From the Amendment Effective Date, any reference in any Finance Document to the Facility Agreement shall be read and construed for all purposes as a reference to the Amended Facility Agreement.

2.	AMENDMENT

2.1
With effect from the Amendment Effective Date, the definition of "Consolidated Total Debt" set out in Clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced with the following wording:

"Consolidated Total Debt" means, at any date of determination, all Indebtedness of the Guarantor and its Subsidiaries on a consolidated basis, plus, without duplication, all Indebtedness of the Guarantor in respect of the Junior Subordinated Debentures, less the sum of the following:

(a)	the Maiden Debt;

(b)	the aggregate principal amount outstanding in respect of the Guarantor's obligations to repurchase securities pursuant to Repurchase Agreements;

(c)	the aggregate amount of the Repurchase Liability; and

(d)	the aggregate amount of Guarantees (other than the Excess Amount) otherwise included in such Indebtedness.
Notwithstanding the foregoing, Indebtedness in respect of letters of credit (other than the Excess Amount) shall not be included in the determination of Consolidated Total Debt to the extent that any such letter of credit is undrawn as of the date of determination. As used herein, "Excess Amount" means, at any time, the amount by which the Indebtedness incurred pursuant to Clause 14.2(s)(xxxii) exceeds $250,000,000, to the extent that such Indebtedness is incurred by any Subsidiary as an account party in respect of letters of credit (and Guarantees thereof by the Guarantor).
In addition, but without duplication of the foregoing, Consolidated Total Debt shall include Permitted Non-Recourse Secured Debt to the extent the obligations in respect thereof are, or should be, reflected as a liability on the consolidated balance sheet of the Guarantor and its Subsidiaries in accordance with GAAP.

2.2
With effect from the Amendment Effective Date, Clause 14.2(s)(xxxii) of the Facility Agreement in respect of additional unsecured Indebtedness is amended to replace the reference of "$200,000,000" appearing therein with "$350,000,000".

3.	REPRESENTATIONS AND WARRANTIES

3.1
Subject to Clause 3.2 of this Agreement, each Obligor represents and warrants that each of the representations and warranties set out in Clauses 13.2 to 13.33 of the Amended Facility Agreement, construed as if references therein to "this Agreement" were references to this Agreement, is true and correct in all material respects (or, to the extent any such representation or warranty is qualified as to "material", "Material Adverse Change" or similar wording, in all respects) as at the Amendment Effective Date.

3.2
Each Obligor gives each representation and warranty under Clause 3.1 in respect of itself only, and only to the extent that the terms of the relevant clause make the relevant clause applicable in respect of it.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing obligations
The rights and obligations of the Parties under the Facility Agreement and the other Finance Documents shall continue in full force and effect, uninterrupted by the amendment hereunder, save insofar as they are amended hereby. In addition:

(a)
each Obligor that has granted Security pursuant to the Security Documents confirms that the Security created by the relevant Security Documents shall continue to fully secure the obligations of the relevant Obligors under the Finance Documents (including but not limited to the Amended Facility Agreement); and

(b)
the Guarantor confirms that from the Amendment Effective Date the guarantee and indemnity given by it in Clause 12 (Guarantee and Indemnity) of the Facility Agreement will continue in full force and effect and will extend to all Obligations of each other Obligor under the Finance Documents (including but not limited to the Amended Facility Agreement), in each case, notwithstanding the amendment to the Facility Agreement made pursuant to this Agreement.

4.2	Prospective effect only
The amendments made hereby to the Facility Agreement shall, with effect from the Amendment Effective Date, have prospective effect only.

4.3	Actions already taken
Any action already taken and any payment already made by a party under the Facility Agreement prior to the Amendment Effective Date shall be treated as having been taken or made notwithstanding the amendment hereby, and shall not be required to be taken or made again by reason of the amendment hereby.

4.4	Further assurance
Each of the parties shall do all acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant hereto.

5.	AMENDMENTS

The parties may agree to further amendments to the Amended Facility Agreement in accordance with the terms thereof without being required to amend or terminate this Agreement.

6.	TRANSFERS
Any transfer or assignment made in accordance with the terms of the Amended Facility Agreement shall have the same effect in relation to the rights and obligations of the parties under this Agreement as it has in relation to their rights and obligations under the Amended Facility Agreement.

7.	INCORPORATION OF TERMS
The provisions of Clauses 1.9 (Rights of third parties), 18.5 (Indemnity against costs), 32 (Miscellaneous), 35 (Notices) and 36.2 to 36.7 (Applicable Law and Jurisdiction) of the Amended Facility Agreement shall be incorporated into this Agreement as if set out herein and as if references therein to "this Agreement" were references to this Agreement.

8.	GOVERNING LAW
This Agreement and any contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SIGNATURES TO AMENDMENT AGREEMENT

ACCL
SIGNED for and on behalf of	)	/s/ Peter Dewey	Signature
AMTRUST CORPORATE	)	Peter Dewey	PRINT NAME
CAPITAL LIMITED	)	Director	Job title

ACML
SIGNED for and on behalf of	)	/s/ Peter Dewey	Signature
AMTRUST CORPORATE	)	Peter Dewey	PRINT NAME
MEMBER LIMITED	)	Director	Job title

ACM2L
SIGNED for and on behalf of	)	/s/ Peter Dewey	Signature
AMTRUST CORPORATE	)	Peter Dewey	PRINT NAME
MEMBER TWO LIMITED	)	Director	Job title

ANV
SIGNED for and on behalf of	)	/s/ Peter Dewey	Signature
ANV CORPORATE	)	Peter Dewey	PRINT NAME
NAME LIMITED	)	Director	Job title

ACCOUNT PARTY
SIGNED for and on behalf of	)	/s/ Chris Souter	Signature
AMTRUST INTERNATIONAL	)	Chris Souter	PRINT NAME
INSURANCE, LTD.	)	Director, CFO, Secretary	Job title

GUARANTOR
SIGNED for and on behalf of	)	/s/ Evan Greenstein	Signature
AMTRUST FINANCIAL SERVICES, INC.	)	Evan Greenstein	PRINT NAME
		VP, Treasurer	Job title

ORIGINAL BANKS

SIGNED for and on behalf of	)	/s/ Carolyn Rajaratnam	Signature
ING BANK N.V., LONDON BRANCH	)	Carolyn Rajaratnam	PRINT NAME
		Director	Job title
		/s/ Nick Marchant	Signature
		Nick Marchant	PRINT NAME
		Director	Job title

SIGNED for and on behalf of	)	/s/ Ralph Booth	Signature
THE BANK OF NOVA SCOTIA, LONDON BRANCH	)	Ralph Booth	PRINT NAME
		Managing Director	Job title
		/s/ Samina Sajanlal	Signature
		Samina Sajanlal	PRINT NAME
		Director	Job title

SIGNED for and on behalf of	)	/s/ Scott Matthews	Signature
BANK OF MONTREAL, LONDON BRANCH	)	Scott Matthews	PRINT NAME
		Managing Director	Job title
		/s/ Tony Ebdon	Signature
		Tony Ebdon	PRINT NAME
		Managing Director	Job title

MANDATED LEAD ARRANGERS

SIGNED for and on behalf of	)	/s/ Carolyn Rajaratnam	Signature
ING BANK N.V., LONDON BRANCH	)	Carolyn Rajaratnam	PRINT NAME
		Director	Job title
		/s/ Nick Marchant	Signature
		Nick Marchant	PRINT NAME
		Director	Job title

SIGNED for and on behalf of	)	/s/ Ralph Booth	Signature
THE BANK OF NOVA SCOTIA, LONDON BRANCH	)	Ralph Booth	PRINT NAME
		Managing Director	Job title
		/s/ Samina Sajanlal	Signature
		Samina Sajanlal	PRINT NAME
		Director	Job title

SIGNED for and on behalf of	)	/s/ Scott Matthews	Signature
BANK OF MONTREAL, LONDON BRANCH	)	Scott Matthews	PRINT NAME
		Managing Director	Job title
		/s/ Tony Ebdon	Signature
		Tony Ebdon	PRINT NAME
		Managing Director	Job title

BOOKRUNNER

SIGNED for and on behalf of	)	/s/ Carolyn Rajaratnam	Signature
ING BANK N.V., LONDON BRANCH	)	Carolyn Rajaratnam	PRINT NAME
		Director	Job title
		/s/ Nick Marchant	Signature
		Nick Marchant	PRINT NAME
		Director	Job title

AGENT

SIGNED for and on behalf of	)	/s/ Carolyn Rajaratnam	Signature
ING BANK N.V., LONDON BRANCH	)	Carolyn Rajaratnam	PRINT NAME
		Director	Job title
		/s/ Nick Marchant	Signature
		Nick Marchant	PRINT NAME
		Director	Job title

ISSUING BANK

SIGNED for and on behalf of	)	/s/ Carolyn Rajaratnam	Signature
ING BANK N.V., LONDON BRANCH	)	Carolyn Rajaratnam	PRINT NAME
		Director	Job title
		/s/ Nick Marchant	Signature
		Nick Marchant	PRINT NAME
		Director	Job title

SECURITY TRUSTEE

SIGNED for and on behalf of	)	/s/ Carolyn Rajaratnam	Signature
ING BANK N.V., LONDON BRANCH	)	Carolyn Rajaratnam	PRINT NAME
		Director	Job title
		/s/ Nick Marchant	Signature
		Nick Marchant	PRINT NAME
		Director	Job title